Response to Item 77D

Series 9 - Eaton Vance Arizona Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Series 21 - Eaton Vance Colorado Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Series 19- Eaton Vance Connecticut Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Series 7 - Eaton Vance Michigan Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Series 10 - Eaton Vance Minnesota Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Series 4 - Eaton Vance New Jersey Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Series 5- Eaton Vance Pennsylvania Municipal Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.